Exhibit 1

                             JOINT FILING AGREEMENT

      Pursuant to and in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree to jointly file the Schedule 13D dated April 9, 1999 and any amendments thereto with respect to the beneficial ownership by each of the undersigned of shares of common stock of Hudson Technologies, Inc. Such joint filings may be executed by one or more of us on behalf of each of the undersigned.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Executed this 9th day of April, 1999.

                              FLEMING US DISCOVERY FUND III, L.P.
                                 By: Fleming US Discovery Partners, L.P., its
                                        general partner
                                     By: Fleming US Discovery, LLC, its
                                            general partner

                                         By: /s/ Robert L. Burr
                                             -----------------------------------
                                             Robert L. Burr, Director


                              FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
                                 By: Fleming US Discovery Partners, L.P., its
                                        general partner
                                     By: Fleming US Discovery, LLC, its
                                            general partner

                                         By: /s/ Robert L. Burr
                                             -----------------------------------
                                             Robert L. Burr, Director


                              FLEMING US DISCOVERY PARTNERS, L.P.
                                 By:  Fleming US Discovery, LLC, its
                                         general partner

                                      By: /s/ Robert L. Burr
                                          -----------------------------------
                                          Robert L. Burr, Director


                              FLEMING US DISCOVERY, LLC

                                      By: /s/ Robert L. Burr
                                          -----------------------------------
                                          Robert L. Burr, Director


                               Page 16 of 22 Pages

                                                                       Exhibit 1

                              ROBERT FLEMING, INC.

                                      By: /s/ Arthur A. Levy
                                          -----------------------------------
                                          Arthur A. Levy, Director


                              ROBERT FLEMING HOLDINGS, LTD.

                                      By: /s/ Arthur A. Levy
                                          -----------------------------------
                                          Arthur A. Levy, Director


                               Page 17 of 22 Pages

                                   APPENDIX 1

      ADDRESS, ORGANIZATION AND PRINCIPAL BUSINESS OF EACH REPORTING PERSON REQUIRED BY ITEM 2 AND OTHER PERSONS REQUIRED BY ITEM 5

                                PRINCIPAL BUSINESS                  PLACE OF
    REPORTING PERSON            AND OFFICE ADDRESS                ORGANIZATION                    PRINCIPAL BUSINESS

Fleming US Discovery Fund     320 Park Avenue, 11th       Delaware limited partnership     to invest in securities with a
III, L.P.                     Floor                                                        view to long-term capital
("US Fund")                   New York, NY 10022                                           appreciation

Fleming US Discovery          c/o Bank of Bermuda, Ltd,   Bermuda limited partnership      to invest in securities with a
Offshore Fund III, L.P.       6 Front St                                                   view to long-term capital
("Offshore Fund," with US     Hamilton HM 11 Bermuda                                       appreciation
Fund the "Funds")

Fleming US Discovery          320 Park Avenue,            Delaware limited partnership     to act as the general partner
Partners, L.P.                11th Floor                                                   of the Funds
("Fleming Partners")          New York, NY  10022

Fleming US Discovery, LLC     320 Park Avenue,            Delaware limited liability       to act as the sole general
                              11th Floor                  company                          partner of Fleming Partners
                              New York, NY 10022

Robert Fleming, Inc.          320 Park Avenue,            Delaware corporation             a registered investment
                              11th Floor                                                   adviser and broker-dealer
                              New York, NY 10022

Robert Fleming Holdings,      25 Copthall Avenue          United Kingdom company           to provide international
Ltd.                          London EC2B 7PQ,                                             investment banking, asset
                              England                                                      management and securities
                                                                                           brokerage services to its
                                                                                           clients
OTHER

Fleming US Discovery          25 Copthall Avenue
Investment Trust              London EC2B 7PQ,
                              England

Fleming US Discovery          320 Park Avenue,
Fund                          11th Floor
                              New York, NY  10022


                               Page 18 of 22 Pages

                                                                      Appendix 2

                       INFORMATION ABOUT REPORTING PERSONS
                               REQUIRED BY ITEM 2

              MANAGERS AND COMMITTEES OF FLEMING US DISCOVERY, LLC

MANAGERS

      Robert Fleming, Inc.
      Robert L. Burr
      Christopher M.V. Jones*
      Eytan M. Shapiro*
      Timothy R.V. Parton*

EXECUTIVE COMMITTEE

      Arthur A. Levy
      Iain O.S. Saunders
      Jonathan K.L. Simon
      Robert L. Burr
      Christopher M.V. Jones

INVESTMENT COMMITTEE

      Robert L. Burr
      Christopher M.V. Jones
      Eytan M. Shapiro
      Timothy R.V. Parton

* Eytan M. Shapiro, Christopher M.V. Jones and Timothy R.V. Parton are United Kingdom citizens. Robert L. Burr is a United States citizen. Their business address is 320 Park Avenue, 11th Floor, New York, New York 10022. The citizenship and business address, for each of the remaining persons listed above is contained in "Executive Officers and Directors of Robert Fleming, Inc."


                               Page 19 of 22 Pages

            EXECUTIVE OFFICERS AND DIRECTORS OF ROBERT FLEMING, INC.

Name:                       Lord Robin Renwick
Citizenship:                United Kingdom
Business Address:           Robert Fleming & Co.
                            25 Copthall Avenue
                            London EC2R-7DR, England
Title:                      Chairman of the Board

Name:                       Arthur A. Levy
Citizenship:                United States
Business Address:           Robert Fleming, Inc.
                            320 Park Avenue
                            New York, NY 10022
Title:                      President, Vice Chairman and Director

Name:                       Christopher M.V. Jones
Citizenship:                United Kingdom
Business Address:           Robert Fleming, Inc.
                            320 Park Avenue
                            New York, NY 10022
Title:                      Director

Name:                       Larry A. Kimmel
Citizenship:                United States
Business Address:           Robert Fleming, Inc.
                            320 Park Avenue
                            New York, NY 10022
Title:                      Vice President and Director of Compliance

Name:                       Iain O.S. Saunders
Citizenship:                United Kingdom
Business Address:           Robert Fleming & Co.
                            25 Copthall Avenue
                            London EC2R-7DR, England
Title:                      Director

Name:                       Jonathan K.L. Simon
Citizenship:                United Kingdom
Business Address:           Robert Fleming, Inc.
                            320 Park Avenue
                            New York, NY 10022
Title:                      Director


                               Page 20 of 22 Pages

Name:                       Andrea M. Whitmore
Citizenship:                United Kingdom
Business Address:           Robert Fleming, Inc.
                            320 Park Avenue
                            New York, NY 10022
Title:                      Chief Financial Officer and Vice President

Name:                       Mark Mattheys
Citizenship:                United States
Business Address:           Robert Fleming, Inc.
                            320 Park Avenue
                            New York, NY 10022
Title:                      Director and Chief Operating Officer

Name:                       Charlie Bridge
Citizenship:                United States
Business Address:           Robert Fleming, Inc.
                            320 Park Avenue
                            New York, NY 10022
Title:                      Director

Name:                       Eduardo Canet
Citizenship:                United States
Business Address:           Robert Fleming, Inc.
                            320 Park Avenue
                            New York, NY 10022
Title:                      Director


                               Page 21 of 22 Pages

             OFFICERS AND DIRECTORS OF ROBERT FLEMING HOLDINGS, LTD.

BOARD OF DIRECTORS*                                        CITIZENSHIP

John Manser CBE                                            United Kingdom
Chairman

William Garrett                                            United Kingdom
Group Chief Executive

Phillip Wichelow                                           United Kingdom

Iain O.S. Saunders                                         United Kingdom

John Emly                                                  United Kingdom

Paul Bateman                                               United Kingdom

Tom Hughes-Hallett                                         United Kingdom

Michael Baines                                             United Kingdom

David Boardman                                             United Kingdom

Robin Fleming                                              United Kingdom

Ken Inglis                                                 United Kingdom

Arthur A. Levy                                             United States

Bernard Taylor                                             United Kingdom

Sir Robin Renwick KCMG                                     United Kingdom

John Archibald                                             United Kingdom

Peter Barton                                               United Kingdom

Ian Hannam                                                 United Kingdom

*With the exception of Arthur A. Levy, the business address for each of the above persons is 25 Copthall Avenue, London EC2R-77DR, England. The titles below the first two names refer to officer titles.


                               Page 22 of 22 Pages